Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information has been derived by applying pro forma adjustments to Summit LLC’s historical financial statements included in Summit LLC’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014 and Summit LLC’s Quarterly Report on Form 10-Q for the period ended March 28, 2015 and the Lafarge Target Business’ historical financial statements attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. Capitalized terms used but not defined herein have the meanings given to them in Item 7.01 of this Current Report on Form 8-K.

The pro forma adjustments are based on currently available information, accounting judgments and assumptions that we believe are reasonable. The unaudited pro forma condensed consolidated balance sheet and statements of operations are presented for illustrative purposes only and do not purport to represent our results of operations or balance sheet that would actually have occurred had the transactions referred to below been consummated on March 28, 2015 for the unaudited pro forma condensed consolidated balance sheet and on December 29, 2013 for the unaudited pro forma condensed consolidated statements of operations, or to project our financial position or results of operations for any future date or period. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information.

The Lafarge Target Business’ predecessor results included in the pro forma statements are presented based on their fiscal year, which is based on calendar period ends. Summit LLC’s fiscal year is based on a 52-53 week year. The resulting difference is not considered material to the pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of March 28, 2015 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 27, 2014 and the three months ended March 28, 2015 are presented on a pro forma adjusted basis to give effect to the following items:

•	redemption of $288.2 million in aggregate principal amount of Summit LLC’s 10½% senior notes due 2020 (the “2020 notes”) that occurred in April 2015 and payment and incurrence of premiums, fees and expenses in connection therewith (the “April 2015 Partial 2020 Notes Redemption”);

•	Private offering and issuance of $275.0 million in aggregate principal of senior notes (the “New Notes Offering”) in connection with the Davenport Acquisition;

•	closing of the Davenport Acquisition;

•	closing of and borrowings under Summit LLC’s new $650.0 million senior secured incremental term loan facility to be entered into in connection with the Davenport Acquisition (the “New Term Loan Facility”);

•	repayment of certain indebtedness, including the planned redemption of $108.0 million in aggregate principal amount of the 2020 notes in connection with the New Notes Offering; and

•	payment of estimated premiums, fees and expenses in connection with the New Notes Offering, our New Term Loan Facility and the Davenport Acquisition.

The New Notes Offering, the New Term Loan Facility, the Davenport Acquisition and the payment of related fees and expenses are collectively referred to herein as the “Transactions.”

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements for Summit Materials included in Summit LLC’s Annual Report on Form 10-K for the fiscal year ended December 27, 2014 and Summit LLC’s Quarterly Report on Form 10-Q for the period ended March 28, 2015 and for the Lafarge Target Business attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. Capitalized terms used but not defined herein have the meanings given to them in Item 7.01 of this Current Report on Form 8-K.

Summit Materials, LLC and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 28, 2015

(Amounts in thousands)

	Summit Materials, LLC	April 2015 Partial 2020 Notes Redemption		Davenport Predecessor Results	Pro Forma Davenport Adjustments		Pro Forma Adjustments for the Transactions		Pro Forma Total
Assets
Current assets:
Cash	$314,980	$(309,980	)(a)	$—	$—		$—		$5,000
Accounts receivable, net	109,941	—		7,707	—		—		117,648
Costs and estimated earnings in excess of billings	11,836	—		—	—		—		11,836
Inventories	133,307	—		24,270	—		—		157,577
Other current assets	17,476	—		1,247	—		—		18,723

Total current assets	587,540	(309,980)		33,224	—		—		310,784
Property, plant and equipment, less accumulated depreciation, depletion and amortization	948,129	—		81,268	217,949	(d)	—		— 1,247,346
Goodwill	415,582	—		114,600	33,263	(d)	—		563,445
Intangible assets, less accumulated amortization	16,891	—		—	—		—		16,891
Other assets	50,112	(5,267	)(b)	—	—		12,054	(f)	56,899

Total assets	$2,018,254	$(315,247)		$229,092	$251,212		$12,054		$2,195,365

Liabilities and Member’s Interest
Current liabilities:
Current portion of debt	$5,275	$21,582	(a)	$—	$—		$6,693	(g)	$33,550
Current portion of acquisition-related liabilities	22,351	—		—	80,000	(e)	—		102,351
Accounts payable	70,840	—		3,341	—		—		74,181
Accrued expenses	81,612	(5,147	)(a)	3,194	—		(5,500	)(g)	74,159
Billings in excess of costs and estimated earnings	8,309	—		—	—		—		8,309

Total current liabilities	188,387	16,435		6,535	80,000		1,193		292,549
Long-term debt	1,057,418	(299,832	)(c)	—	—		395,699	(h)	1,153,285
Acquisition-related liabilities	36,168	—		—	—		—		36,168
Other noncurrent liabilities	97,433	—		23,769	—		—		121,202

Total liabilities	1,379,406	(283,397)		30,304	80,000		396,891		1,603,204

Member’s Interest:
Members’ equity	987,010	—		198,788	171,212	(d)	(370,000	)(i)	987,010
Accumulated deficit	(327,523)	(31,851	)(b)	—	—		(14,837	)(j)	(374,211)
Accumulated other comprehensive loss	(21,845)	—		—	—		—		(21,845)

Member’s interest	637,642	(31,851)		198,788	171,212		(384,837)		590,954
Noncontrolling interest	1,206	—							1,206

Total member’s interest	638,848	(31,851)		198,788	171,212		(384,837)		592,160

Total liabilities and member’s interest	$2,018,254	$(315,247)		$229,092	$251,212		$12,054		$2,195,365

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

(a)	Represents the adjustments to cash, current portion of debt and accrued expenses from the April 2015 redemption of $288.2 million aggregate principal amount of 2020 notes. The $310.0 million reduction to cash was composed of the following:

($ in millions)
April 2015 redemption of aggregate principal amount of the 2020 notes	$(288.2)
Interest payments related to the 2020 notes redeemed	(5.1)
Redemption fees on the 2020 notes	(38.2)
Borrowing under senior secured revolving credit facility	21.6

Total	$(310.0)

(b)	Represents a $5.3 million adjustment to other assets related to a write off of deferred financing fees associated with the 2020 notes redemption and the following adjustments to accumulated deficit as a result of the April 2015 redemption of $288.2 million aggregate principal amount of 2020 notes:

($ in millions)
Write off of the deferred financing fees related to the 2020 notes redeemed	$(5.3)
Reduction of the premium related to the 2020 notes redeemed	11.6
Redemption fees on the 2020 notes (see tickmark (a))	(38.2)

$(31.9)

(c)	Represents the following adjustments to long term debt as a result of the April 2015 redemption of $288.2 million aggregate principal amount of 2020 notes:

($ in millions)
April 2015 redemption of aggregate principal amount of the 2020 notes	$(288.2)
Reduction of the premium related to the 2020 notes redeemed (see tickmark (b))	(11.6)

$(299.8)

(d)	Represents management’s estimated purchase accounting adjustments to fixed assets, goodwill, and equity related to the Davenport Acquisition.

(e)	Represents the $80.0 million Deferred Purchase Obligation payable no later than December 31, 2015, subject to certain adjustments as set forth in the Davenport Purchase Agreement, and is reflected as a current acquisition-related liability on the pro forma condensed consolidated balance sheet.

(f)	Reflects the following changes to other assets as a result of the Transactions:

($ in millions)
Deferred transaction costs related to the Transactions	$21.4
Original issue discount related to the refinancing of the existing term loan facility	(3.3)
Write off of the deferred financing fees related to the 2020 notes redeemed and term loan facility refinanced following the Transactions	(6.1)

$12.1

(g)	Represents the following adjustments to current portion of debt and accrued expenses as a result of the Transactions:

($ in millions)
Change in the current portion of of debt related to the refinancing of the existing term loan facility	$1.2
Interest payments related to the 2020 notes redeemed	5.5

$6.7

(h)	Represents the following adjustments to long-term debt as a result of the Transactions:

($ in millions)
New Term Loan Facility (net of the change in the current portion of debt of $1.2 million and the expected discount of $3.3 million)	$645.6
Refinance the existing term loan facility	(414.6)
Notes offered in the New Notes Offering	275.0
Redemption of the 2020 notes	(108.0)
Reduction of the net premium related to the 2020 notes redeemed and term loan facility refinanced following the Transactions	(2.3)

$395.7

(i)	Adjustment to eliminate the Davenport Acquisition equity changes upon consolidation.

(j)	Represents the following adjustments to accumulated deficit as a result of the Transactions:

($ in millions)
Write off of the deferred financing fees related to the 2020 notes redeemed and term loan facility refinanced following the Transactions	$(6.1)
Reduction of the net premium related to the 2020 notes redeemed and term loan facility refinanced following the Transactions	2.3
Redemption fees on the 2020 notes	(11.0)

$(14.8)

Summit Materials, LLC.

Unaudited Pro Forma Condensed Consolidated Statement of

Operations

Three Months Ended Mar 28, 2015

(Amounts in thousands)

	Summit Materials, LLC	Pre-acquisition results of Davenport Acquisition	Pro Forma Davenport Adjustments			Pro Forma Adjustments for the Transaction and April 2015 Partial 2020 Notes Redemption			Pro Forma Total
Revenue	$193,987	$11,301	$30,432	(a	)	$—			$235,720
Cost of revenue	158,269	7,718	25,449	(a	)	—			191,436
General and administrative expenses	67,234	2,779	—			—			70,013
Depreciation, depletion, amortization and accretion	26,126	1,807	1,084	(b	)	—			29,017
Transaction costs	1,364	—	(1,022)	(c	)	—			342

Operating loss	(59,006)	(1,003)	(63)			—			(60,072)
Other expense, net	391	—	—			—			391
Loss on debt financings	799	—	—			—			799
Interest expense	24,109	—	—			(4,050)	(d	)	20,059

(Loss) Income from continuing operations before taxes	(84,305)	(1,003)	(63)			4,050			(81,320)
Income tax benefit	(4,468)	(417)	—			(235)	(e	)	(5,120)

Net (Loss) Income	(79,837)	(586)	(63)			4,285			(76,200)
Net loss attributable to noncontrolling interests	(1,982)	—	—			—			(1,982)

Net (loss) income attributable to Summit Materials	$(77,855)	$(586)	$(63)			$4,285			$(74,218)

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the three months ended March 28, 2015.

(a)	Represents the revenue and costs related to a supply agreement to sell third-party cement through the Davenport Terminals. This agreement will be assigned to Summit LLC as part of the Davenport Acquisition, but was not included in the audit of the Lafarge Target Business’ financial statements.

(b)	Represents the additional depreciation expense related to the step up in fair value of fixed assets acquired in the Davenport Acquisition, calculated as follows (dollars in millions):

Estimated depreciation expense	$2.9
Elimination of historical depreciation expense	(1.8)

Depreciation expense adjustment	$1.1

(c)	This adjustment is to eliminate transaction costs recognized during the three months ended March 28, 2015 in connection with the Davenport Acquisition, principally third party accounting, legal, valuation and financial advisory fees.

(d)	Represents the adjustment to interest expense from the redemption of $288.2 million in aggregate principal amount of 2020 notes and the Transactions as follows (dollars in millions):

Estimated quarterly interest expense after the Davenport Acquisition as a result of the Transactions (i)	$17.2
Elimination of historical interest expense	(21.7)
Estimated incremental interest expense related to the amortization of new deferred financing fees and discount as a result of the Transactions (ii)	0.4

$(4.1)

(i)	This adjustment is to reflect the estimated quarterly interest expense from the new term loan facility of $650.0 million, the notes issued in the New Notes Offering of $275.0 million, and the estimated existing 2020 notes to remain outstanding of $228.2 million.

(ii)	The incremental interest expense related to the amortization of new deferred financing fees and discount was calculated as follows:

Estimated quarterly interest expense related to the amortization of the new deferred financing fees	$0.6
Elimination of historical interest expense related to the amortization of deferred financing fees for redeemed and refinanced debt	0.6
Estimated quarterly interest expense related to the amortization of the new discount	0.1
Elimination of historical interest income related to the amortization of the net premium for redeemed and refinanced debt	$(0.3)

$0.4

(e)	The income tax benefit adjustment relates to the change in the debt capitalization in our C Corporations as a result of the 2020 notes redemption and the issuance of the notes offered in the New Notes Offering.

Summit Materials, LLC

Unaudited Pro Forma Condensed Consolidated

Statement of Operations

Year Ended December 27, 2014

(Amounts in thousands)

	Summit Materials, LLC	Pre-acquisition results of Davenport Acquisition	Pro Forma Davenport Adjustments			Pro Forma Adjustments for the Transaction and April 2015 Partial 2020 Notes Redemption			Pro Forma Total
Revenue	$1,204,231	$113,680	$4,739	(a	)	$—			$1,322,650
Cost of revenue	887,160	67,155	(3,991)	(a	)	—			950,324
General and administrative expenses	150,732	16,049	—			—			166,781
Depreciation, depletion, amortization and accretion	87,826	7,200	4,409	(b	)	—			99,435
Transaction costs	8,554	—	(50)	(c	)	—			8,504

Operating income (loss)	69,959	23,276	(4,360)			—			88,875
Other (income) loss, net	(3,447)	179	—			—			(3,268)
Interest expense	86,742	—	—			(6,546)	(d	)	80,196

(Loss) Income from continuing operations before taxes	(13,336)	23,097	(4,360)			6,546			11,947
Income tax (benefit) expense	(6,983)	7,798	—			(454)	(e	)	361

Net (Loss) Income from continuing operations	(6,353)	15,299	—			—			8,946
Income from discontinued operations	(71)	—	—			—			(71)

Net Loss (Income)	(6,282)	15,299	(4,360)			7,000			11,657
Net income attributable to noncontrolling interests	2,495	—	—			—			2,495

Net (loss) income attributable to Summit Materials	$(8,777)	$15,299	$(4,360)			$7,000			$9,162

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the year ended December 27, 2014.

(a)	Represents the revenue and costs related to a supply agreement to sell third-party cement through the Davenport Terminals. This agreement will be assigned to Summit LLC as part of the Davenport Acquisition, but was not included in the audit of the Lafarge Target Business’ financial statements.

(b)	The depreciation expense adjustment relates to the step up in fair value of fixed assets acquired in the Davenport Acquisition. A summary of the effects of the adjustment to depreciation expense for the year ended December 27, 2014 is as follows (dollars in thousands):

Estimated depreciation expense	$11.6
Elimination of historical depreciation expense	(7.2)

Depreciation expense adjustment	$4.4

(c)	This adjustment is to eliminate transaction costs recognized during the year ended December 27, 2014 in connection with the Davenport Acquisition, principally third party accounting, legal, valuation and financial advisory fees.

(d)	A summary of the effects of the adjustment to interest expense for the year ended December 27, 2014 is as follows (dollars in millions):

Estimated annual interest expense after the Davenport Acquisition as a result of the Transactions (i)	$68.8
Elimination of historical interest expense	(76.7)
Estimated incremental interest expense related to the amortization of new deferred financing fees and discount as a result of the Transactions (ii)	1.4

$(6.5)

(i)	This adjustment is to reflect the estimated quarterly interest expense from the new term loan facility of $650.0 million, the notes issued in the New Notes Offering of $275.0 million, and the estimated existing 2020 notes to remain outstanding of $228.2 million.

(ii)	The incremental interest expense related to the amortization of new deferred financing fees and discount was calculated as follows:

Estimated annual interest expense related to the amortization of the new deferred financing fees	$2.5
Elimination of historical interest expense related to the amortization of deferred financing fees for redeemed and refinanced debt	2.2
Estimated annual interest expense related to the amortization of the new discount	0.5
Elimination of historical interest income related to the amortization of the net premium for redeemed and refinanced debt	$(0.6)

$1.4

(e)	The income tax benefit adjustment relates to the change in the debt capitalization in our C Corporations as a result of the 2020 notes redemption and the issuance of the notes offered in the New Notes Offering.